Exhibit 10.4

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made as of the 5th day of October, 2012, by and between WALKER & DUNLOP, INC., a Maryland corporation having an address at 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814 (as “Pledgor”) and BANK OF AMERICA, N.A., as Administrative Agent for the benefit of the Lenders (“Administrative Agent”) under the Credit Agreement (as defined herein).

WHEREAS, Pledgor is the direct legal and beneficial owner of one hundred percent (100%) of the limited liability company interests in and to (the “Pledged Ownership Interests”), and is the sole manager of, W&D INTERIM LENDER II LLC, a Delaware limited liability company (the “Pledged Entity”);

WHEREAS, pursuant to that certain Warehousing Credit and Security Agreement dated of even date herewith (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), among the Pledged Entity, Pledgor, the Lenders now or hereafter party to thereto (the “Lenders”), and Administrative Agent, the Pledged Entity and the Pledgor, and as described and contemplated therein and the other Loan Documents (as defined in the Credit Agreement) will incur obligations to Administrative Agent and the Lenders from time to time;

WHEREAS, Pledgor is the owner of one hundred percent (100%) of the equity interests in the Pledged Entity and will benefit from the extension of credit to the Pledged Entity under the Credit Agreement; and

WHEREAS, Pledgor wishes to grant pledges and security interests in favor of Administrative Agent, for the benefit of the Lenders, as herein provided.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Pledge of Collateral.  Pledgor hereby pledges and assigns to Administrative Agent, for the benefit of the Lenders, and grants to Administrative Agent, for the benefit of the Lenders, a security interest in, any and all of Pledgor’s right, title, and interest in and to the following (singly and collectively, the “Collateral”):

(a)                                 the Pledged Ownership Interests together with any and all rights to Distributions or other payments from the Pledged Entity arising therefrom or relating thereto, and any and all options, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributable in respect of, in exchange for, and/or otherwise relating to any or all of the Pledged Ownership Interests, including, without limitation, all general intangibles related thereto as defined or otherwise described in the UCC; and

(b)                                 to the extent not covered by subparagraph (a), any and all rights to receive all income, gain, profit, loss or other items allocated, allocable, distributable, or distributed to Pledgor under the Pledged Entity’s Organizational Documents; and

(c)                                  to the extent not covered by subparagraphs (a) or (b), any and all of Pledgor’s ownership interest in and to any and all capital accounts of the Pledged Entity; and

(d)                                 all of Pledgor’s voting, consent, management, management removal and replacement, and approval rights, and/or rights to control or direct the affairs of the Pledged Entity; and

(e)                                  any additional membership or other ownership interest in the Pledged Entity or entity which is the successor of the Pledged Entity, or any membership or other ownership interest exchangeable for or convertible into additional membership or other ownership interests in the Pledged Entity, or successor of the Pledged Entity, by purchase or otherwise and the certificates or other instruments representing such additional interests, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributable or distributed in respect of or in exchange for any or all of such additional membership or other ownership interests, shares, securities, warrants, options, or other rights; and

(f)                                   to the extent not covered by clauses (a) through (e) above, all proceeds of any or all of the foregoing.  For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor from time to time with respect to any of the Collateral.

2.                                      Certain Definitions.  Capitalized terms used herein (including the Recitals hereto) without definition shall have the respective meanings provided therefor in the Credit Agreement.  Terms (whether or not capitalized) used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts or other applicable jurisdiction (the “UCC”) have such defined meanings herein, unless the context otherwise indicates or requires.  In addition, the following terms used herein shall have the following meanings:

(a)                                 “Article 8 Matter” means any action, decision, determination or election by the Pledged Entity or the owner(s) of the Pledged Entity that the Pledged Ownership Interests or other equity interests in the Pledged Entity shall be, or cease to be, a “security” as defined in and governed by Article 8 of the UCC, and all other matters related to any such action, decision, determination or election.

(b)                                 “Contractual Obligation” means, as to any Person, any contract, agreement, or undertaking, regardless of how characterized, oral or written, to which such Person is a party, or by which such Person or such Person’s property is bound, or to which such Person or such Person’s property is subject.

(c)                                  “Distributions” means the declaration or payment of any distribution of property, including cash, regardless of whether from cash flow, capital transactions, or otherwise, on account of the Pledged Ownership Interests, or any other distribution or payment on or in respect of any membership or other ownership interest or the redemption or repurchase thereof.

(d)                                 “Governmental Authority” means any national, state, or local government, any political subdivision thereof, or any other governmental, quasi-governmental, judicial, public, or statutory instrumentality, authority, body, agency, bureau, or entity or any arbitrator with authority to bind a Person at law, and any agency, authority, department, commission, board, bureau or instrumentality of any of them.

(e)                                  “Legal Requirements” means all applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, and the requirements of any Governmental Authority having or claiming jurisdiction with respect thereto, including, but not limited to, all orders and directives of any Governmental Authority having or claiming jurisdiction with respect thereto.

(f)                                   “Lien” means any lien, pledge, encumbrance, security interest, mortgage, restriction, charge or encumbrance of any kind.

(g)                                  “Organizational Documents” means for any corporation, partnership, trust, limited liability company, limited liability partnership, unincorporated association, business or other legal entity, the agreements pursuant to which such entity has been established or organized, its affairs are to be governed, and its business is to be conducted, as such documents may be amended from time to time.

3.                                      Security for Obligations.  This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), of the Obligations of the Pledged Entity and Pledgor under the Credit Agreement, the Guaranty and other Loan Documents, of every nature, now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all renewals or extensions thereof, whether for principal, interest, fees, expenses, indemnities, or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent that all or any part of such payment is avoided or recovered directly or indirectly from Administrative Agent or any Lender as a preference, fraudulent transfer, or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor being referred to herein as the “Secured Obligations”).

4.                                      Delivery of Collateral; Release of Collateral.

(a)                                 Simultaneously with the execution of this Agreement, Pledgor shall deliver to Administrative Agent the original certificate evidencing the Pledged Ownership Interests, which shall be in the form of Exhibit A attached hereto (the “Certificate”), in suitable form for transfer by delivery or, as applicable, accompanied by any necessary endorsement or duly executed instruments of transfer or assignment, in blank, all in form and substance reasonably satisfactory to Administrative Agent.

(b)                                 Administrative Agent shall have the right, at any time after the occurrence and during the continuation of an Event of Default, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Administrative Agent or any of its nominees any or all of the Collateral.  In addition, Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

(c)                                  Notwithstanding the foregoing, to better assure the perfection of the security interest of Lender in the Pledged Interests, concurrently with the execution and delivery of this Agreement, Pledgor shall send written instructions in the form of Exhibit B hereto to the Pledged Entity, and shall cause the Pledged Entity to, and the Pledged Entity shall, deliver to Administrative Agent the Confirmation Statement and Instruction Agreement in the form of Exhibit C hereto pursuant to which the Pledged Entity will confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Administrative Agent in respect of the Pledged Interests without further consent of Pledgor or any other Person.  Notwithstanding anything in this paragraph, neither the written instructions provided for on Exhibit B nor the Confirmation Statement and Instruction Agreement provided for on Exhibit C shall be construed as expanding the rights of Administrative Agent to give instructions with respect to the Collateral beyond such rights set forth in this Agreement.

5.                                      Representations and Warranties.  Pledgor hereby represents and warrants as follows:

(a)                                 Description of Collateral.  There are no outstanding unfunded capital contributions of Pledgor to be made with respect to the Pledged Entity. The Pledged Ownership Interests constitute all of the issued and outstanding ownership interests of the Pledged Entity owned beneficially or of record by Pledgor.  Pledgor does not hold nor does Pledgor have any right to the issuance of any options or other rights to purchase, and is not party to any other agreement with respect to, and does not hold or have the right to any property that is now or hereafter convertible into, or that requires the issuance or sale of, any membership or other ownership interests of the Pledged Entity.

(b)                                 Ownership of Collateral.  (i)  Pledgor is the legal, record and beneficial owner of, and has good and marketable title to, the Collateral free and clear of, and subject to no, pledges, Liens, security interests, charges, options, restrictions or other encumbrances, except the pledge and security interest created by this Agreement; (ii) Pledgor has the legal capacity to execute, deliver and perform Pledgor’s obligations under this Agreement and to pledge and grant a security interest in all of the Collateral of which it is the legal or beneficial owner, pursuant to this Agreement; (iii) except for authorizations and consents which have already been obtained, no authorization, consent of or notice to any party that has not been obtained is required in connection with the execution, delivery, performance, validity or enforcement of this Agreement, including, without limitation, the assignment and transfer by Pledgor of any of the Collateral to Administrative Agent or the subsequent transfer by Administrative Agent pursuant to the terms hereof; and (iv) the giving of notices in the form of Exhibit B and Exhibit C hereto, Administrative Agent’s having possession of the Certificate (together with an endorsement thereof in blank), instruments and cash constituting the Collateral from time to time and the filing of UCC-1 financing statements with the Secretary of State of the State of Delaware results in the perfection of Administrative Agent’s security interest therein.

(c)                                  Governmental Authorizations.  No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge by Pledgor of the Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby; (ii) the execution, delivery, or performance of this Agreement by Pledgor; or (iii) the exercise by Administrative Agent of the voting or other rights, or the remedies in respect of the Collateral provided for in this Agreement (except as may be required in connection with a disposition of Collateral by laws affecting the offering and sale of securities generally).

(d)                                 Opt-In to Article 8. With respect to the Pledged Ownership Interests, Pledgor represents and warrants that the Pledged Entity has opted into Article 8 of the UCC; provided, however, that the Pledged Ownership Interests shall be deemed “securities” for purposes of UCC compliance only, and Pledgor acknowledges and agrees that the act of opting into Article 8 of the UCC alone does not categorize such interests as “securities” under any federal investment company laws or federal or state securities laws.  None of the Collateral is dealt with or traded on any securities exchanges or in any securities markets.  Pledgor intends that Administrative Agent have “control” of the Pledged Ownership Interests within the meaning of Sections 9-314, 9-106, and 8-106 of the UCC.

(e)                                  Creation, Perfection and Priority of Security Interest.  By reason of the acts taken by Pledgor and the Pledged Entity, and the Administrative Agent’s control (within the meaning of Section 9-314, 9-106 and 8-105 of the UCC) of the Pledged Ownership Interests, the Administrative Agent has, for the benefit of the lenders, a first priority, perfected security interest in the Collateral, and no further or additional acts are required to create or perfect Administrative Agent’s security interest in and Lien on the Collateral, and the security interest in and the Lien on the Collateral in favor of Administrative Agent is superior in right and priority to any rights or claims of any other Person.  This Agreement constitutes an authenticated record, and Administrative Agent is authorized at all times to file any and all UCC financing statements and take such other actions determined by Administrative Agent to be necessary or desirable to perfect its security interest in the Collateral.

(f)                                   No Other Financing Statements.  Other than the UCC financing statements filed by Administrative Agent in connection with securing the Collateral, there is no financing statement (or similar statement or registration under the laws of any jurisdiction) now on file or registered in any public office covering any interest of Pledgor or any other Person in the Collateral or intended so to be.

(g)                                  Other Information.  All information heretofore, herein or hereafter supplied to Administrative Agent by Pledgor with respect to the Collateral is accurate and complete in all material respects.

6.                                      Assurances and Covenants of Pledgor.

(a)                                 Transfers and Other Liens.  Pledgor shall not:

(i)                                     sell, assign (by operation of law or otherwise), pledge or hypothecate or otherwise dispose of, or grant any option with respect to, any of the Collateral, except to Administrative Agent hereunder; or

(ii)                                  create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the Lien created hereunder.

(b)                                 Covenants of Pledgor.  Pledgor covenants and agrees that so long as any of the Secured Obligations are outstanding:

(i)                                     Pledgor is the holder of the Pledged Ownership Interests and shall not resign or withdraw as a member or manager or vote for, agree or consent to, or permit the admission of any new members to the Pledged Entity.

(ii)                                  Pledgor shall not vote for, agree or consent to, or permit the sale, transfer, pledge or encumbrance of the Pledged Ownership Interests.

(iii)                               Pledgor shall not vote for, agree or consent to, permit, or take any action in furtherance of the discontinuance of the business or the dissolution or liquidation of the Pledged Entity.

(iv)                              Pledgor shall not vote for, agree or consent to, permit, or make any amendments or modifications to the Organizational Documents of the Pledged Entity, except as permitted by the Credit Agreement.

(v)                                 Pledgor shall not enter into any agreements which restrict, limit or otherwise impair the transferability of the Pledged Ownership Interests, except the restrictions contained in the Loan Documents.

(c)                                  Additional Collateral.  Pledgor shall pledge hereunder, immediately upon Pledgor’s acquisition (directly or indirectly) thereof, any and all additional membership or other ownership interests of the Pledged Entity.

(d)                                 Pledge Amendments.  Pledgor shall, upon obtaining any additional membership or other interests required to be pledged hereunder, promptly (and in any event within five (5) Business Days) deliver to Administrative Agent such documents as Administrative Agent reasonably may require to confirm the pledge hereunder of such additional collateral; provided that the failure of Pledgor to execute any such additional documents with respect to any additional Pledged Ownership Interests pledged pursuant to this Agreement shall not impair the security interest of Administrative Agent therein or otherwise adversely affect the rights and remedies of Administrative Agent hereunder with respect thereto.

(e)                                  Taxes and Assessments.  Pledgor shall pay promptly when due all taxes, assessments, and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings and in which reserves or other appropriate provisions have been made or provided therefor; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies, or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Collateral as a result of the failure to make such payment.

(f)                                   Further Assurances.  Pledgor shall from time to time, at the expense of Pledgor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Administrative Agent may reasonably request, in order to give full effect to this Agreement and to perfect and protect any security interest granted or purported to be granted hereby or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, provided that such further instruments, documents and actions are consistent with this Agreement.

(g)                                  Warranty of Title to Collateral.  Pledgor covenants that Pledgor will defend its rights, title and interest in and to the Collateral against the claims and demands of all Persons whomsoever.  Pledgor further covenants that Pledgor will have the title to and right to pledge and grant a security interest in the Collateral hereafter pledged or in which a security interest is granted to Administrative Agent hereunder and will likewise defend its rights therein.

(h)                                 Good Standing.  Pledgor will at all times be duly formed and is, and will at all times be, validly existing, in good standing and qualified to do business in each jurisdiction where required. Pledgor will at all times have all requisite power to own its property and conduct its business as now conducted and as presently contemplated.

7.                                      Voting Rights, Dividends, Etc.

(a)                                 So long as no Event of Default shall have occurred and be continuing:

(i)                                     Pledgor shall be entitled to exercise any and all voting, management, and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or any other Loan Document, subject to the provisions of Section 6(b) hereof;

(ii)                                  Subject to the terms and conditions of the Credit Agreement, Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all (A) Distributions, and (B) distributions of capital or other property on or in respect of any of the Pledged Ownership Interests pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, paid in respect of the Collateral; provided, however, that if any such property is distributed in the form of ownership interests in the Pledged Entity, such ownership interests shall be pledged and any certificates evidencing such ownership interests shall be delivered to Administrative Agent as provided for in Section 6(c) (collectively, “Collateral Payments and Distributions”); and

(iii)                               Administrative Agent shall promptly execute and deliver (or cause to be executed, and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting, management, and other consensual rights which it is entitled to exercise pursuant to paragraph (i), above, and to receive the Collateral Payments and Distributions which Pledgor is authorized to receive and retain pursuant to paragraph (ii) above.

(b)                                 Upon the occurrence and during the continuation of an Event of Default, and after notice from Administrative Agent (to the extent notice is required under the Loan Documents):

(i)                                     upon written notice from Administrative Agent to Pledgor, all rights of Pledgor to exercise the voting, management, and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Administrative Agent who shall thereupon have the sole right to exercise such voting, management, and other consensual rights;

(ii)                                  all rights of Pledgor to receive the Collateral Payments and Distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Administrative Agent who shall thereupon have the sole right to receive and hold as Collateral such Collateral Payments and Distributions; and

(iii)                               all Collateral Payments and Distributions which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Administrative Agent as Collateral in the same form as so received (with any necessary endorsements).

(c)                                  In order to permit Administrative Agent to exercise the voting, management, and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all Collateral Payments and Distributions which it may be entitled to receive under Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Administrative Agent all such proxies, dividend payment orders and other instruments as Administrative Agent may from time to time reasonably request; and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Administrative Agent, in order for Administrative Agent to exercise the rights provided to it under this Section, an irrevocable proxy to vote the Pledged Ownership Interests and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Ownership Interests would be entitled (including, without limitation, giving or withholding written consents of members, calling special meetings of members and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Ownership Interests on the record books of the issuer thereof), by any other Person (including the issuer of the Pledged Ownership Interests or any officer or agent thereof).

(d)                                 Notwithstanding any of the foregoing, Pledgor agrees that this Agreement shall not in any way be deemed to obligate Administrative Agent to assume any of Pledgor’s obligations, duties, expenses or liabilities arising out of this Agreement unless Administrative Agent otherwise expressly agrees to assume any or all of said obligations, duties, expenses or liabilities in writing.

8.                                      Administrative Agent Appointed Attorney-in-Fact.  Pledgor hereby irrevocably appoints Administrative Agent as Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, exercisable after the occurrence and during the continuation of an Event of

Default, from time to time in Administrative Agent’s discretion to take any action and to execute any instrument that Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, upon and during the continuation of an Event of Default:

(a)                                 to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)                                 to receive, endorse and collect any instruments made payable to Pledgor representing any dividend or other Distribution in respect of the Collateral or any part thereof and to give full discharge for the same; and

(c)                                  to file any claims or take any action or institute any proceedings that Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral.

9.                                      Standard of Care.  The powers conferred on Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall have no duty as to any Collateral, it being understood that Administrative Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Administrative Agent has or is deemed to have knowledge of such matters; (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral; (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guaranty therefor, or any part thereof, or any of the Collateral; or (d) initiating any action to protect the Collateral against the possibility of a decline in market value.  In no event shall the standard of care imposed upon Administrative Agent hereunder exceed the minimum applicable standard of care imposed under Section 9-207 of the UCC.

10.                               Waiver of Defenses; Secured Obligations Not Affected.  Pledgor hereby waives and agrees not to assert or take advantage of any defense based on: (a) except for a breach of the standard of care set forth in Section 9 hereof, any lack of diligence by Administrative Agent in collection, protection or realization upon any Collateral; (b) the failure to make or give notice of presentment and demand for payment, or failure to make or give protest and notice of dishonor or of default to Pledgor or to any other party with respect to the Secured Obligations; (c) any exculpation of liability of any party contained in the Loan Documents; (d) the failure of Administrative Agent to perfect any security or to extend or renew the perfection of any security; (e) any valuation, stay, moratorium law or other similar law now or hereafter in effect or any right to require the marshalling of assets of Pledgor; (f) any fraudulent, illegal or improper act by the Pledged Entity or Pledgor; and (g) any other legal, equitable, or suretyship defenses whatsoever to which Pledgor might otherwise be entitled, it being the intention that the obligations of Pledgor hereunder shall be absolute, unconditional and irrevocable.

11.                               Remedies.

(a)                                 If any Event of Default shall have occurred and be continuing, then Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and Administrative Agent may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parts at public or private sale, at any exchange or broker’s board or at any of

Administrative Agent’s offices or elsewhere, for cash, on credit, or for future delivery, at such time or times and at such price or prices and upon such other terms as would be commercially reasonable given the circumstances thereof, irrespective of the impact of any such sales on the market price of the Collateral.  Administrative Agent may be the purchaser of any or all of the Collateral at any such sale and Administrative Agent shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Administrative Agent at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives all rights of redemption, stay, and/or appraisal which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days’ notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Pledgor hereby waives any claims against Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(b)                                 Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “Securities Act”), and applicable state securities laws, Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

(c)                                  If Administrative Agent determines to exercise its right to sell any or all of the Collateral, then, upon Administrative Agent’s written request, the Pledged Entity shall furnish to Administrative Agent such information as Administrative Agent may reasonably request of Pledgor concerning Pledgor and the Collateral granted by Pledgor.

12.                               Application of Proceeds.  Except as expressly provided elsewhere in this Agreement, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Administrative Agent, be held by Administrative Agent as Collateral for, and/or then, or at any time thereafter, applied in full or in part by Administrative Agent against, the Secured Obligations.  Upon the indefeasible payment in full of all Secured Obligations, any such proceeds remaining shall be paid to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

13.                               Indemnity and Expenses.

(a)                                 Pledgor agrees to indemnify Administrative Agent from and against any and all claims, losses, and liabilities in any way relating to, growing out of, or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses, or liabilities result from Lender’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction.

(b)                                 Pledgor shall pay to Administrative Agent upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Administrative Agent or Lenders may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of Administrative Agent hereunder, or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

14.                               Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations and the cancellation or termination of the Credit Agreement, (b) be binding upon Pledgor and Pledgor’s legal representatives, successors and assigns, and (c) inure, together with the rights and remedies of Administrative Agent and the Lenders hereunder, to the benefit of Administrative Agent and the Lenders and their successors, transferees and assigns (to the extent permitted by the Credit Agreement).  Upon the payment in full of all Secured Obligations and the cancellation or termination of the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor.  Upon any such termination Administrative Agent will, at Pledgor’s expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon Pledgor’s request and at Pledgor’s expense, against receipt and without recourse to Administrative Agent or any Lender, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

15.                               Amendments, Etc.  No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor from the terms and conditions hereof, shall in any event be effective as to Pledgor unless the same shall be in writing and signed by Administrative Agent and, in the case of any such amendment or modification, by Pledgor.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

16.                               Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure or delay on the part of Administrative Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise thereof or of any other power, right, or privilege.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

17.                               Severability.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

18.                               Headings.  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

19.                                 Counterparts.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

20.                                 Marshalling.  Administrative Agent shall not be required to marshal any present or future security for (including, but not limited to, this Agreement and the Collateral), or other assurances of payment of, the Secured Obligations or any of them, or to resort to such security or other assurances of payment in any particular order.  All of Administrative Agent’s rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent lawfully permissible, Pledgor hereby agrees that Pledgor will not invoke any law, doctrine or principle relating to the marshalling of collateral that might cause delay in or impede the enforcement of Administrative Agent’s rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that Pledgor lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

21.                                 Notices, Etc.  Any notice or other communication in connection with this Agreement shall be in writing, and shall be delivered in accordance with the provisions of the Credit Agreement to the addresses, if any, specified for the intended recipient in the Credit Agreement, and if to Pledgor, addressed to the address set forth in the introductory paragraph of this Agreement.

22.                                 Governing Law.  This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, excluding the laws applicable to conflicts or choice of law.  Pledgor hereby agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and service of process in any such suit being made upon Pledgor by mail at the address set forth in the Credit Agreement.  Pledgor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum; provided, however, that nothing contained in this Agreement will prevent Administrative Agent from bringing any action, enforcing any award or judgment or exercising any rights against Pledgor, against any security or against any property of Pledgor within any other county, state or other foreign or domestic jurisdiction.  Pledgor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

23.                                 Irrevocable Proxy. With respect to Article 8 Matters, Pledgor hereby irrevocably grants and appoints Administrative Agent, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote the Pledged Ownership Interests in the Pledged Entity by Pledgor, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, and to exercise Pledgor’s management rights, with respect to Article 8 Matters.  The proxy granted and appointed in this Section 23 shall include the right to sign Pledgor’s name (as a member or manager of the Pledged Entity) to any consent, certificate or other document relating to any Article 8 Matter.  Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to any Article 8 Matter and the Pledged Ownership Interests that Pledgor may have granted or appointed.  Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Ownership Interests with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect.  THE PROXIES AND POWERS GRANTED BY PLEDGOR PURSUANT TO THIS AGREEMENT ARE COUPLED WITH AN INTEREST, ARE

GIVEN TO SECURE THE PERFORMANCE OF PLEDGOR’S OBLIGATIONS UNDER THIS AGREEMENT, AND ARE IRREVOCABLE.

24.                                 Delay Not a Waiver.  Any waiver, express or implied, of any provision hereunder and any delay or failure by Administrative Agent to enforce any provision hereof, or any other available right or remedy, at law or in equity, shall not preclude the enforcement of any such provision or right or remedy thereafter.

25.                                 WAIVER OF TRIAL BY JURY.  EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Signature Pages Follow]

IN WITNESS WHEREOF, intending to be legally bound, Pledgor and Administrative Agent have caused this Agreement to be executed as of the date first above written.

PLEDGOR:

WALKER & DUNLOP, INC., a Maryland corporation

By:	/s/ William M. Walker
Name: William M. Walker
Title: President and Chief Executive Officer

[Signature page to Pledge and Security Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Margaret A. Mulcahy
Name: Margaret A. Mulcahy
Title: Senior Vice President

[Signature page to Pledge and Security Agreement]

JOINDER AND CONSENT OF THE PLEDGED ENTITY

The undersigned hereby (a) joins in the above Agreement for the sole purpose of consenting to the terms thereof; (b) agrees to cooperate fully and in good faith with Administrative Agent and Pledgor in carrying out this Agreement; (c) waives any transfer or other restrictions, existing pursuant to Contractual Obligations, Organizational Documents, or otherwise (other than under any applicable securities laws), which otherwise might apply to the granting of the pledges and security interests hereunder, or to the exercise by Administrative Agent of the rights and remedies provided in this Agreement or applicable law, at law or in equity, so as to, among other things, permit (x) Pledgor to enter into and perform Pledgor’s obligations under this Agreement, and (y) Administrative Agent’s exercise of Administrative Agent’s rights and remedies hereunder and under applicable law, at law or in equity; (d) represents and warrants that the (i) Pledged Entity has elected to have all of its ownership interests deemed to be “securities” for the purposes of Articles 8 and 9 of the UCC, and such interests are “certificated,” (ii) Administrative Agent is duly noted in the Pledged Entity’s books and records as the sole pledgee of the Collateral, and (iii) Pledged Entity will not recognize any transferee or pledgee of the Collateral other than Administrative Agent or pursuant to the exercise of Administrative Agent’s rights and remedies under this Agreement; and (e) agrees to comply with any “instructions” (as defined in Section 8-102(a)(12) of the UCC) originated by Administrative Agent without further consent of Pledgor, including, without limitation, instructions regarding the transfer, redemption or other disposition of the Collateral or the proceeds thereof, including any Distributions with respect thereto (this clause (e) shall not be construed as expanding the rights of Administrative Agent to give instructions with respect to the Collateral beyond such rights set forth in the above Agreement).

IN WITNESS WHEREOF, intending to be legally bound, the undersigned has caused this Agreement to be executed as an instrument under seal of the date first above written.

PLEDGED ENTITY:

W&D INTERIM LENDER II LLC,
a Delaware limited liability company

By:	WALKER & DUNLOP, INC., a Maryland corporation, its managing member

	By:	/s/ William M. Walker
	Name:	William M. Walker
	Title:	President and Chief Executive Officer

[Joinder and Consent to Pledge and Security Agreement]

EXHIBIT A

LIMITED LIABILITY COMPANY INTEREST CERTIFICATE

CERTIFICATE FOR

W&D INTERIM LENDER II LLC

Certificate Number		% outstanding
limited liability company
interests

W&D INTERIM LENDER II LLC, a Delaware limited liability company (the “Company”), hereby certifies that WALKER & DUNLOP, INC. or, to the fullest extent permitted by applicable law and in all events subject to the Agreement (as defined below), any successors and assigns (the “Holder”) is the registered owner of 100% of the limited liability company interest in the Company (the “Interests”).  THE RIGHTS, POWERS, PREFERENCES, RESTRICTIONS (INCLUDING TRANSFER RESTRICTIONS) AND LIMITATIONS OF THE INTERESTS ARE SET FORTH IN, AND THIS CERTIFICATE AND THE INTERESTS REPRESENTED HEREBY ARE ISSUED AND SHALL IN ALL RESPECTS BE SUBJECT TO THE TERMS AND PROVISIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY, DATED AS OF SEPTEMBER [     ], 2012, AS THE SAME MAY BE AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME (THE “AGREEMENT”).  THE TRANSFER OF THIS CERTIFICATE AND THE INTERESTS REPRESENTED HEREBY IS RESTRICTED AS DESCRIBED IN THE AGREEMENT.  By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all of the terms and conditions of the Agreement.  The Company will furnish a copy of the Agreement to the Holder without charge upon written request to the Company at its principal place of business.  The Company maintains books for the purpose or registering the transfer of Interests.  In all events subject to the Agreement, transfer of any or all Interests can be effected only after compliance with all the relevant restrictions in the Agreement and the delivery of an endorsed Certificate to the Company, accompanied by an assignment in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferor in such transfer, and an applicable for transfer in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferee in such transfer.

Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by                               its                      as of the date set forth below.

Dated:                       , 2012

W&D INTERIM LENDER II LLC,
a Delaware limited liability company

By:	WALKER & DUNLOP, INC., a Maryland corporation, its managing member

By:
Name:
Title:

Exhibit A-1

REVERSE SIDE OF CERTIFICATE

REPRESENTED INTERESTS OF

W&D INTERIM LENDER II LLC

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                          [print or typewrite the name of the transferee],                          [insert Social Security Number or other taxpayer identification number of transferee], the following specified percentage of Interests:                          [identify percentage of Interests being transferred], and irrevocably constitutes and appoints                          as attorney-in-fact to transfer the same on the books and records of the Company, with full power of substitution in the premises.

Dated:	Signature:

(Transferor)
Address:

APPLICATION FOR TRANSFER OF INTERESTS

The undersigned applicant (the “Applicant”) hereby (a) applies for a transfer of the percentage of limited liability company interests in the Company described above (the “Transfer”) and applies to be admitted to the Company as a substitute member of the Company in accordance with the Agreement (as defined on the front side hereof), (b) agrees to comply with and be bound by all of the terms and provisions of the Agreement, (c) represents that the Transfer complies with the terms and conditions of the Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of the Agreement), in form and substance satisfactory to the Company, as the Company reasonably deems necessary or desirable to effect the Applicant’s admission to the Company as a substitute member of the Company in accordance with the Agreement and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Agreement with respect to the limited liability company interests in the Company described above.  Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Agreement.

Subject to the Agreement, the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq. (the “Act”), and Article 8 of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof (“Article 8”), the Applicant directs that the foregoing Transfer and the Applicant’s admission to the Company as a substitute member of the Company shall be effective as of                        .

Name of Transferee (Print)

Dated:	Signature:
(Transferee)

Address:

Subject to the Agreement, the Act and Article 8, the Company has determined (a) that the Transfer described above is permitted by the Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Company the admission of the Applicant as a substitute member of the Company.

By:
Name:
Title:

Exhibit A-2

EXHIBIT B

Form of Instruction to Register Pledge

                    , 2012

To:                             W&D INTERIM LENDER II LLC

In accordance with the requirements of that certain Pledge and Security Agreement, dated as the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between BANK OF AMERICA, N.A., a national banking association, as agent (“Administrative Agent”), and WALKER & DUNLOP, INC., a Maryland corporation (“Pledgor”) (defined terms used herein as therein defined), you are hereby instructed (i) that the limited liability company interests described below are and shall be deemed to be securities under the Uniform Commercial Code and (ii) to register the pledge of the following interests as follows:

The 100% limited liability company interest of the undersigned in W&D INTERIM LENDER II LLC, a Delaware limited liability company (collectively, the “Issuer”), including, without limitation, all of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest:

(a)                                 all additional membership or limited liability company interests of, or other equity interests in, the Issuer and options, warrants, and other rights hereafter acquired by Pledgor in respect of such membership or limited liability company interests or other equity interests (whether in connection with any capital increase, recapitalization, reclassification, or reorganization of the Issuer or otherwise) (all such membership or limited liability company interests and other equity interests of Pledgor, and all such options, warrants and other rights being hereinafter collectively referred to as the “Pledged Interests”);

(b)                                 all certificates, instruments, or other writings representing or evidencing the Pledged Interests, and all accounts and general intangibles arising out of, or in connection with, the Pledged Interests;

(c)                                  any and all moneys or property due and to become due to Pledgor now or in the future in respect of the Pledged Interests, or to which Pledgor may now or in the future be entitled to in its capacity as a member of the Issuer, whether by way of a dividend, distribution, return of capital, or otherwise;

(d)                                 all other claims which Pledgor now has or may in the future acquire in its capacity as a member or other equityholder of the Issuer against the Issuer and its property;

(e)                                  all rights of Pledgor under the limited liability company agreement of the Issuer (and all other agreements, if any, to which Pledgor is a party from time to time which relate to its ownership of the Pledged Interests), including, without limitation, all voting, consent, and management rights of Pledgor arising thereunder or otherwise in connection with Pledgor’s ownership of the Pledged Interests; and

(f)                                   to the extent not otherwise included, all Proceeds of any or all of the foregoing.

[Signature Page Follows]

Exhibit B-1

You are hereby further authorized and instructed to execute and deliver to Administrative Agent a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit C to the Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of Administrative Agent in respect of the Collateral without further consent of, or notice to, the undersigned.  Notwithstanding anything in this paragraph, this instruction shall not be construed as expanding the rights of Administrative Agent to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.

Very truly yours,

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:
Name:
Title:

PLEDGOR:

WALKER & DUNLOP, INC., a Maryland corporation

By:
Name:
Title:

Exhibit B-2

EXHIBIT C

FORM OF CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT

, 2012

To:                             BANK OF AMERICA, N.A.

Pursuant to the requirements of that certain Pledge and Security Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement’’), between BANK OF AMERICA, N.A., a national banking association (“Administrative Agent”), and WALKER & DUNLOP, INC., a Maryland corporation (“Pledgor”) (defined terms used herein are as therein defined), this Confirmation Statement and Instruction Agreement relates to all of the limited liability company interests held by Pledgor (the “Pledged Interests”), issued by W&D INTERIM LENDER II LLC, a Delaware limited liability company (the “Issuer”).

The Pledged Interests (i) are not “investment company securities” (within the meaning of Section 8-103 of the Uniform Commercial Code (the “Code”)) and (ii) are not, and shall not be, dealt in or traded on securities exchanges or in securities markets. The terms of the Pledged Interests provide that they are “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code).

For purposes of perfecting the security interest of Administrative Agent therein, the Issuer agrees as follows:

On the date hereof, the registered owner of 100% of the limited liability company interests in W&D INTERIM LENDER II LLC is WALKER & DUNLOP, INC.

The registered pledgee of the Pledged Interests is:

BANK OF AMERICA, N.A., as agent

There are no liens of the Issuer on the Pledged Interests or any adverse claims thereto for which Issuer has a duty under Section 8-403 of the Code. Issuer has by book-entry registered the Pledged Interests in the name of the registered pledgee on or before the date hereof. No other pledge is currently registered on the books and records of Issuer with respect to the Pledged Interests.

Until confirmed in writing by Administrative Agent that the Secured Obligations are paid in full (exclusive of provisions which shall survive full payment), Issuer agrees to: (i) comply with the instructions of Administrative Agent, without any further consent from Pledgor or any other Person, in respect of the Collateral; and (ii) disregard any request made by Pledgor or any other person which contravenes the instructions of Administrative Agent with respect to the Collateral.  Notwithstanding anything in this paragraph, this Confirmation Statement and Instruction Agreement shall not be construed as expanding the rights of Administrative Agent to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.

[Signature Pages Follow]

Exhibit C-1

Very truly yours,

W&D INTERIM LENDER II LLC,
a Delaware limited liability company

By:	WALKER & DUNLOP, INC., a Maryland corporation, its managing member

By:
Name:
Title:

Exhibit C-2

ACKNOWLEDGED AND AGREED TO BY:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

PLEDGOR:

WALKER & DUNLOP, INC., a Maryland corporation

By:
Name:
Title:

Exhibit C-3